SCHEDULE OF BORROWINGS (Details) - Seamless Group Inc [Member] - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Short-term borrowings	[1]	$ 8,978,390	$ 3,799,427
Long-term borrowings		12,305,279	2,449,318
Less: current maturities		(4,426,000)	(344,975)
Non-current maturities		$ 7,879,279	$ 2,104,343

[1]	As of December 31, 2022 and 2021, the Company had several unsecured short-term loans from independent third parties which were repayable within one year and charged interest rates ranging from 15.0% to 24.0% and 15.0% to 17.0% per annum, respectively. As of December 31, 2022 and 2021, the weighted average interest rate of these borrowings was 22.4% and 15.9% per annum, respectively. The borrowings are denominated in HK$ and US$.